UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	98-1398788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada	V6H 3V9
(Address of principal executive offices)	(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ZYME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On January 26, 2022, Zymeworks Inc. (“Zymeworks” or the “Company”) issued a press release announcing the filing of a preliminary prospectus supplement in connection with its underwritten public offering of the Company’s common shares and, in lieu of common shares to certain investors, pre-funded warrants to purchase common shares (the “Offering”), which was filed with the Canadian securities regulatory authorities in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com (the “Launch Press Release”). Additionally, on January 26, 2022, Zymeworks issued a press release announcing the pricing of the Offering, which was filed with the Canadian securities regulatory authorities in Canada on SEDAR (the “Pricing Press Release”). On January 27, 2022, copies of the Launch Press Release and the Pricing Press Release were furnished to the Securities Exchange Commission (the “SEC”) on a Form 8-K.

Subsequently, on January 31, 2022, Zymeworks issued a press release announcing the closing of the Offering and the exercise in full of the underwriters’ option to purchase 1,875,000 additional common shares, which was filed with the Canadian securities regulatory authorities in Canada on SEDAR (the “Closing Press Release”). A copy of the Closing Press Release is attached as Exhibit 99.1 hereto.

The information provided under this Item (including Exhibit 99.1, attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	OTHER EVENTS

On January 31, 2022, Zymeworks filed a material change report regarding the launch, pricing and closing of the Offering, as described in the Launch Press Release, the Pricing Press Release and the Closing Press Release, with the Canadian securities regulatory authorities. A copy of this material change report is attached as Exhibit 99.2 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Zymeworks Inc. on January 31, 2022

99.2	Material Change Report dated January 31, 2022

104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: January 31, 2022	By:	/s/ Neil A. Klompas
	Name:	Neil A. Klompas
	Title:	Chief Operating Officer and Chief Financial Officer

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